              OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
               Supplement dated February 23, 2006 to the
                   Prospectus dated December 28, 2005

      This supplement amends the Prospectus of Oppenheimer
International Small Company Fund (the "Fund") dated December 28, 2005, and the Supplement dated February 17, 2006 is replaced by this supplement.

1.    Effective March 6, 2006, the section entitled "WHAT IS THE
MINIMUM AMOUNT YOU MUST INVEST?" on pages 16 and 17 is deleted in its entirety and replaced with the following:

      WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you are only permitted to buy Fund shares with a minimum initial investment of $50,000. This minimum initial investment applies to Class A, Class B, Class C and Class N shares. An existing shareholder may make additional investments at any time
      thereafter with as little as $50. Group retirement plans that hold their shares in an omnibus account that do not already have an account in the Fund, and 457 plans will not be
      permitted to buy Fund shares of any class.

      In the following circumstances you can buy Fund shares with a minimum initial investment of $1,000 and make additional
      investments at any time with as little as $50:

o     Purchases made through certain wrap-fee platforms sponsored by certain broker-dealers that have a special agreement with the
      Fund's Distributor (those firms must meet the minimum
      investment levels specified in the agreement).
o     Purchases made by retirement plans that selected the Fund as an investment option for the retirement plan prior to March 6,
      2006 and fund the accounts within 6 months.  Those plans must meet the $1,000 initial purchase minimum or establish an
      ongoing salary deferral for those accounts.
o     Direct Rollover/Change of Trustee Requests received in good order by the Fund's Distributor prior to March 6, 2006, directing the current trustee/custodian to liquidate or transfer in kind the assets held in a non-OppenheimerFunds retirement plan
      account to an OppenheimerFunds retirement plan account with
      OFI Trust Company as Trustee.

February 23, 2006                                            PS0815.022